Debt	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
Debt	Debt

	December 31, 2021			December 31, 2020
	Principal Value	Carrying Value (a)	Fair Value (b)	Principal Value	Carrying Value (a)	Fair Value (b)

	(Thousands)
Credit Facility expires July 31, 2023	$—	$—	$—	$300,000	$300,000	$300,000
Senior notes:
8.81% to 9.00% series A notes due 2020 – 2021	—	—	—	24,000	24,000	25,232
4.875% notes due November 15, 2021	—	—	—	125,118	124,943	128,231
3.00% notes due October 1, 2022	568,823	567,909	576,969	568,823	566,689	578,055
7.42% series B notes due 2023	10,000	10,000	10,327	10,000	10,000	10,038
6.625% notes due February 1, 2025 (c)	1,000,000	994,643	1,133,000	1,000,000	992,905	1,146,250
1.75% convertible notes due May 1, 2026	499,991	487,543	854,985	500,000	484,857	587,385
3.125% notes due May 15, 2026	500,000	493,157	516,265	—	—	—
7.75% debentures due July 15, 2026	115,000	112,721	138,504	115,000	112,224	137,025
3.90% notes due October 1, 2027	1,250,000	1,243,340	1,344,688	1,250,000	1,242,182	1,249,400
5.00% notes due January 15, 2029	350,000	344,835	389,428	350,000	344,106	371,469
7.500% notes due February 1, 2030 (c)	750,000	744,417	966,983	750,000	743,726	924,510
3.625% notes due May 15, 2031	500,000	492,669	523,620	—	—	—
Note payable to EQM	99,838	99,838	117,837	105,056	105,056	130,464
Total debt	5,643,652	5,591,072	6,572,606	5,097,997	5,050,688	5,588,059
Less: Current portion of debt	1,074,332	1,060,970	1,439,165	154,336	154,161	159,943
Long-term debt	$4,569,320	$4,530,102	$5,133,441	$4,943,661	$4,896,527	$5,428,116

(a)For the Company's credit facility and note payable to EQM, the principal value represents the carrying value. For all other debt, the principal value less the unamortized debt issuance costs and debt discounts represents the carrying value.
(b)The carrying value of borrowings under the Company's credit facility approximates fair value as the interest rate is based on prevailing market rates; therefore, it is a Level 1 fair value measurement. For the Company's note payable to EQM, fair value is measured using Level 3 inputs. For all other debt, fair value is measured using Level 2 inputs. See Note 4 for a description of the fair value hierarchy.
(c)Interest rates for the Adjustable Rate Notes (defined below) are as of December 31, 2021. For the notes due February 1, 2025 and the notes due February 1, 2030, the interest rates were 7.875% and 8.750%, respectively, as of December 31, 2020.

Credit Facility. The Company has a $2.5 billion credit facility. On April 23, 2021, the Company entered into an Extension Agreement and First Amendment to Second Amended and Restated Credit Agreement (the Extension Agreement and First Amendment), amending the Second Amended and Restated Credit Agreement, dated as of July 31, 2017, among the Company,
PNC Bank, National Association, as administrative agent, swing line lender and an L/C issuer, and the other lenders party thereto (the Credit Agreement). The Extension Agreement and First Amendment, among other things, (i) extends the maturity date of the commitments and loans under the Credit Agreement from July 31, 2022 to July 31, 2023, (ii) adds customary provisions to provide for the eventual replacement of LIBOR as a benchmark interest rate and (iii) adds an additional pricing level for the Applicable Rate (as defined in the Extension Agreement and First Amendment).

The Company is permitted to request one additional one-year extension of the expiration date, the approval of which is subject to satisfaction of certain conditions. The Company may, on a one-time basis, request that the lenders' commitments be increased to an aggregate of up to $3.0 billion, subject to certain terms and conditions. Each lender in the facility may decide if it will increase its commitment. The credit facility may be used for working capital, capital expenditures, share repurchases and any other lawful corporate purposes. The credit facility is underwritten by a syndicate of 17 financial institutions, each of which is obligated to fund its pro-rata portion of any borrowings by the Company.

Under the terms of the credit facility, the Company may obtain base rate loans or Eurodollar rate loans denominated in U.S. dollars. Base rate loans bear interest at a Base Rate (as defined in the Extension Agreement and First Amendment) plus a margin based on the Company's then current credit ratings. Eurodollar rate loans bear interest at a Eurodollar Rate (as defined in the Extension Agreement and First Amendment) plus a margin based on the Company's then current credit ratings.

The Company is not required to maintain compensating bank balances. The Company's debt issuer credit ratings, as determined by Moody's, S&P or Fitch on its non-credit-enhanced, senior unsecured long-term debt, determine the level of fees associated with the credit facility in addition to the interest rate charged by the lenders on any amounts borrowed against the credit facility; the lower the Company's debt credit rating, the higher the level of fees and borrowing rate.

The Company's credit facility contains various provisions that, if not complied with, could result in termination of the credit facility, require early payment of amounts outstanding or similar actions. The most significant covenants and events of default under the credit facility are the maintenance of a debt-to-total capitalization ratio and limitations on transactions with affiliates. The credit facility contains financial covenants that require a total debt-to-total capitalization ratio of no greater than 65%. As of December 31, 2021, the Company was in compliance with all debt provisions and covenants.

The Company had approximately $440 million and $791 million of letters of credit outstanding under its credit facility as of December 31, 2021 and 2020, respectively.

Under the Company's credit facility, for the years ended December 31, 2021, 2020 and 2019, the maximum amounts of outstanding borrowings were $1.7 billion, $0.7 billion and $1.1 billion, respectively, the average daily balances were approximately $609 million, $148 million and $340 million, respectively, and interest was incurred at weighted average annual interest rates of 1.9%, 2.3% and 3.8%, respectively. For the years ended December 31, 2021, 2020 and 2019, the Company incurred commitment fees of approximately 28, 28 and 20 basis points, respectively, on the undrawn portion of its credit facility to maintain credit availability.

Senior Notes. The indentures governing the Company's long-term indebtedness contain certain restrictive financial and operating covenants, including covenants that restrict, among other things, the Company's ability to incur, as applicable, indebtedness, incur liens, enter into sale and leaseback transactions, complete acquisitions, merge, sell assets and perform certain other corporate actions. Certain of the Company's senior notes also include an offer to repurchase provision applicable upon the occurrence of certain change of control events specified in the applicable indentures. Interest rates on the Company's $1.0 billion aggregate principal amount of senior notes due February 1, 2025 and $750 million aggregate principal amount of senior notes due February 1, 2030 (together, the Adjustable Rate Notes) fluctuate based on changes to the credit ratings assigned to the Company's senior notes by Moody's, S&P and Fitch. Interest rates on the Company's other outstanding senior notes do not fluctuate based on changes to the credit ratings assigned to its senior notes by Moody's, S&P and Fitch.

As of December 31, 2021, aggregate maturities for the Company's senior notes were $569 million in 2022, $10 million in 2023, zero in 2024, $1,000 million in 2025, $1,115 million in 2026 and $2,850 million thereafter.

3.125% Senior Notes and 3.625% Senior Notes. On May 17, 2021, the Company issued $500 million aggregate principal amount of 3.125% senior notes due May 15, 2026 and $500 million aggregate principal amount of 3.625% senior notes due May 15, 2031. After deducting offering costs of $15.6 million, net proceeds from the sale of the notes of $984.4 million were used to partly fund the Alta Acquisition described in Note 6. The covenants of the 3.125% senior notes and 3.625% senior notes are consistent with the Company's existing senior unsecured notes; provided, however, that the 3.125% senior notes and 3.625% senior notes include an offer to repurchase provision applicable upon the occurrence of certain change of control events specified in the applicable indentures.
Debt Repayments. On February 1, 2021, the Company redeemed the remaining $125.1 million aggregate principal amount of the its 4.875% senior notes at a total cost of $130.7 million, inclusive of redemption premiums of $4.3 million and accrued but unpaid interest of $1.3 million.

In January 2022, the Company redeemed $206.0 million aggregate principal amount of the its 3.00% senior notes at a total cost of $210.4 million, inclusive of redemption premiums of $2.6 million and accrued but unpaid interest of $1.8 million.

Term Loan Facility. The Company had a $1.0 billion term loan facility that was scheduled to mature in May 2021. On June 30, 2020, the Company used proceeds from the offering of its Convertible Notes (see below), cash from its income tax refunds (see Note 9) and proceeds from the 2020 Divestiture (described in Note 8) to fully repay its term loan facility. Under the Company's term loan facility, for the period beginning January 1, 2020 and ending June 30, 2020, the average daily balance was approximately $692 million and interest was incurred at a weighted average annual interest rate of 2.6%. For the period May 31, 2019 through December 31, 2019, the average daily balance was $1.0 billion and interest was incurred at a weighted average annual interest rate of 3.1%.

Note Payable to EQM. EQM owns a preferred interest in EQT Energy Supply, LLC, a subsidiary of the Company, that is accounted for as a note payable due to the terms of the operating agreement of EQT Energy Supply, LLC. The fair value of the note payable to EQM is a Level 3 fair value measurement and is estimated using an income approach model using a market-based discount rate. Principal amounts due for the note payable to EQM are $5.5 million in 2022, $5.8 million in 2023, $6.3 million in 2024, $6.5 million in 2025, $6.9 million in 2026 and $68.8 million thereafter.

Surety Bonds. The Company had approximately $245 million and $93 million of surety bonds outstanding as of December 31, 2021 and 2020, respectively, in response to its credit downgrades by Moody's, S&P and Fitch.

Convertible Notes. In April 2020, the Company issued $500 million aggregate principal amount of 1.75% convertible senior notes (the Convertible Notes) due May 1, 2026 unless earlier redeemed, repurchased or converted. The Convertible Notes were issued in a private offering to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. After deducting offering costs of $16.9 million, net proceeds from the sale of the Convertible Notes of $483.1 million were used to repay the term loan facility. The effective interest rate for the Convertible Notes is 2.4%.

Holders of the Convertible Notes may convert their Convertible Notes, at their option, at any time prior to the close of business on January 30, 2026 under the following circumstances:
•during any quarter as long as the last reported price of EQT common stock for at least 20 trading days (consecutive or otherwise) during the period of 30 consecutive trading days ending on the last trading day of the immediately preceding quarter is greater than or equal to 130% of the conversion price on each such trading day (the Sale Price Condition);
•during the five-business-day period after any five-consecutive-trading-day period (the measurement period) in which the trading price per $1,000 principal amount of the Convertible Notes for each trading day of the measurement period is less than 98% of the product of the last reported price of EQT common stock and the conversion rate for the Convertible Notes on each such trading day;
•if the Company calls any or all of the Convertible Notes for redemption, at any time prior to the close of business on the second scheduled trading day immediately preceding such redemption date; and
•upon the occurrence of certain corporate events set forth in the Convertible Notes indenture.

On or after February 1, 2026, holders of the Convertible Notes may convert their Convertible Notes, at their option, at any time until the close of business on the second scheduled trading date immediately preceding May 1, 2026.

The initial conversion rate for the Convertible Notes is 66.6667 shares of EQT common stock per $1,000 principal amount of the Convertible Notes, which is equivalent to an initial conversion price of $15.00 per share of EQT common stock. The initial conversion price represents a premium of 20% to the $12.50 per share closing price of EQT common stock on April 23, 2020. The conversion rate is subject to adjustment under certain circumstances. In addition, following certain corporate events that occur prior to May 1, 2026 or if the Company delivers notice of redemption, the Company will, in certain circumstances, increase the conversion rate for a holder who elects to convert its Convertible Notes in connection with such corporate event or notice of redemption. Upon conversion of the remaining outstanding Convertible Notes, the Company may satisfy its conversion obligation by paying and/or delivering at the Company's election, in the manner and subject to the terms and conditions provided in the Convertible Notes indenture, cash, shares of EQT common stock or a combination thereof.
Pursuant to the terms of the Convertible Notes indenture, the Sale Price Condition for conversion of the Convertible Notes was satisfied as of June 30, 2021, and, accordingly, holders of Convertible Notes were permitted to convert any of their Convertible Notes, at their option, at any time during the quarter beginning on July 1, 2021 and ending on September 30, 2021, subject to all terms and conditions set forth in the Convertible Notes indenture. During the three months ended September 30, 2021, holders of the Convertible Notes exercised their conversion right with respect to $9 thousand in aggregate principal amount of the Convertible Notes. The Company elected to settle all such conversions by issuing to the converting holders of the Convertible Notes 599 shares of EQT common stock in the aggregate at an average conversion price of $19.64.

The Sale Price Condition for conversion of the Convertible Notes was not satisfied as of September 30, 2021, and, accordingly, holders of Convertible Notes were not permitted to convert any of their Convertible Notes during the three months ended December 31, 2021.

The Sale Price Condition for conversion of the Convertible Notes was satisfied as of December 31, 2021 and, accordingly, holders of Convertible Notes may convert any of their Convertible Notes, at their option, at any time during the quarter beginning on January 1, 2022 and ending on March 31, 2022, subject to all terms and conditions set forth in the Convertible Notes indenture. Therefore, as of December 31, 2021, the net carrying value of the Convertible Notes was included in current portion of debt on the Consolidated Balance Sheet.

Upon conversion of the remaining outstanding Convertible Notes, the Company intends to use a combined settlement approach to satisfy its obligation by paying or delivering to holders of the Convertible Notes cash equal to the principal amount of the obligation and EQT common stock for amounts that exceed the principal amount of the obligation.

The Company may not redeem the Convertible Notes prior to May 5, 2023. On or after May 5, 2023 and prior to February 1, 2026, the Company may redeem for cash all or any portion of the Convertible Notes, at its option, at a redemption price equal to 100% of the principal amount of the Convertible Notes to be redeemed plus accrued and unpaid interest up to the redemption date as long as the last reported price per share of EQT common stock has been at least 130% of the conversion price in effect for at least 20 trading days (consecutive or otherwise) during any 30-consecutive-trading-day period ending on the trading day immediately preceding the date on which the Company delivers notice of redemption. A sinking fund is not provided for the Convertible Notes.

In connection with the Convertible Notes offering, the Company entered into privately negotiated capped call transactions (the Capped Call Transactions), the purpose of which is to reduce the potential dilution to EQT common stock upon conversion of the Convertible Notes and/or offset any cash payments the Company is required to make in excess of the principal amount of such obligation, with such reduction and offset subject to a cap. The Capped Call Transactions have an initial strike price of $15.00 per share of EQT common stock and an initial capped price of $18.75 per share of EQT common stock, each of which are subject to certain customary adjustments.

The Capped Call Transactions are separate from the Convertible Notes. The Capped Call Transactions were recorded in shareholders' equity and were not accounted for as derivatives. The cost to purchase the Capped Call Transactions of $32.5 million was recorded as a reduction to equity and will not be remeasured.

The table below summarizes the net carrying amount of the Convertible Notes, including the unamortized debt issuance costs.

	December 31,
	2021	2020

	(Thousands)
Principal	$499,991	$500,000
Less: Unamortized debt issuance costs	12,448	15,143
Net carrying value of Convertible Notes	$487,543	$484,857
The table below summarizes the components of interest expense related to the Convertible Notes.

	Years Ended December 31,
	2021	2020

	(Thousands)
Contractual interest expense	$8,750	$5,906
Amortization of issuance costs	2,695	1,777
Total Convertible Notes interest expense	$11,445	$7,683

Based on the closing stock price of EQT common stock of $21.81 on December 31, 2021 and excluding the impact of the Capped Call Transactions, the if-converted value of the Convertible Notes exceeded the principal amount by $227 million.

ASU 2020-06 Adoption. As discussed in Note 1, the Company adopted ASU 2020-06 effective as of January 1, 2022 using the full retrospective method of adoption. The following tables present the impact of the adoption of this ASU on the Company's previously reported historical results for the periods presented.

	Year Ended December 31, 2021
	As Reported	ASU 2020-06 Adoption Adjustment	As Adjusted

	(Thousands, except per share amounts)
Interest expense	$308,903	$(19,150)	$289,753
Income tax benefit	(434,175)	6,138	(428,037)
Net loss	(1,154,513)	13,012	(1,141,501)
Less: Net income (loss) attributable to noncontrolling interest	1,246	—	1,246
Net loss attributable to EQT Corporation	$(1,155,759)	$13,012	$(1,142,747)

Basic and diluted:
Weighted average common stock outstanding (a)	323,196	—	323,196
Net loss per share of common stock attributable to EQT Corporation	$(3.58)	$0.04	$(3.54)
(a)For the year ended December 31, 2021, diluted weighted average common stock outstanding did not change because the potentially dilutive securities had an anti-dilutive effect on loss per share.

	Year Ended December 31, 2020
	As Reported	ASU 2020-06 Adoption Adjustment	As Adjusted

	(Thousands, except per share amounts)
Interest expense	$271,200	$(11,932)	$259,268
Income tax benefit	(298,858)	3,565	(295,293)
Net loss	(967,176)	8,367	(958,809)
Less: Net income (loss) attributable to noncontrolling interest	(10)	—	(10)
Net loss attributable to EQT Corporation	$(967,166)	$8,367	$(958,799)

Basic and diluted:
Weighted average common stock outstanding (a)	260,613	—	260,613
Net loss per share of common stock attributable to EQT Corporation	$(3.71)	$0.03	$(3.68)
(a)For the year ended December 31, 2020, diluted weighted average common stock outstanding did not change because the potentially dilutive securities had an anti-dilutive effect on loss per share.

	December 31, 2021
	As Reported	ASU 2020-06 Adoption Adjustment	As Adjusted

	(Thousands)
Current portion of debt (a)	$954,900	$106,070	$1,060,970
Deferred income taxes	938,612	(31,306)	907,306
Common stock, no par value	10,167,963	(96,143)	10,071,820
Accumulated deficit	(115,779)	21,379	(94,400)
(a)Pursuant to the terms of the Company's convertible senior notes indenture, a sale price condition for conversion of the convertible notes was satisfied as of December 31, 2021, and, accordingly, holders of convertible notes were permitted to convert any of their convertible notes, at their option, at any time during the three months ended March 31, 2022, subject to all terms and conditions set forth in the convertible notes indenture. Therefore, as of December 31, 2021, the net carrying value of the Company's convertible notes was included in current portion of debt in the Consolidated Balance Sheet.

	December 31, 2020
	As Reported	ASU 2020-06 Adoption Adjustment	As Adjusted

	(Thousands)
Senior notes	$4,371,467	$125,222	$4,496,689
Deferred income taxes	1,371,967	(37,444)	1,334,523
Common stock, no par value	8,241,684	(96,145)	8,145,539
Retained earnings	1,048,259	8,367	1,056,626

Certain line items in the Statements of Consolidated Cash Flows were adjusted to reflect the impact of the adoption of ASU 2020-06; however, the adoption did not impact cash and did not change net cash provided by operating, investing or financing activities.